CODE: L:B7-535(NH)
DATE: DECEMBER 8, 2006

LEASE

Made as of the 8th day of **December, 2006**

BETWEEN:

THE TORONTO CARPET FACTORY PARTNERSHIP

(hereinafter called the **"Landlord"**)

OF THE FIRST PART

AND:

EUOKO INC.

(hereinafter called the **"Tenant"**)

OF THE SECOND PART

In consideration of the rents, covenants and obligations stipulated herein, the Landlord and the Tenant have agreed to enter into a Lease of the premises known municipally as **67 Mowat Avenue**, (the **"Building"**) and being Suite **535**, in the City of Toronto deemed to be **1,914 rentable** square feet (including approximately **1,694 useable** square feet) (the **"Premises"**), which Premises are crosshatched in red on Schedule "A" attached hereto and being part of the project which shall mean those properties owned or controlled by the Landlord in the area bounded by Mowat Avenue, King Street, Fraser Avenue and Liberty Street (the **"Project"**).

1.00 - GRANT OF LEASE

1.1 The Landlord leases the Premises to the Tenant:

(a) at the Rent set forth in **Article 3.00**;

(b) for the Term set forth in **Article 2.00**; and

(c) subject to the conditions and in accordance with the covenants, obligations and agreements herein.

2.00 - TERM AND POSSESSION

2.1 Term

The Tenant shall have possession of the Premises for a period of **Five (5)** years, commencing on the **1st** day of **January, 2007** (the **"Commencement Date"**) and ending on the **31st** day of **December, 2011** (the **"Term"**).

2.2 Quiet Enjoyment

Subject to the Landlord's rights under this Lease, and as long as the Lease is in good standing the Landlord covenants that the Tenant shall have quiet enjoyment of the Premises during the Term of this Lease together with the right to use those areas within the Project which are designated by the Landlord from time to time for common usage by the Tenant and its employees and invitees and other usage by the Tenant and its employees and invitees and other occupants of the Project

collectively referred to as the occupants of the Project collectively referred to as the "Common Facilities".

2.3 Failure to Take Possession

If the Tenant fails to take possession of the Premises or to open for business on or before the date specified for commencement of the Term of this Lease, the Landlord shall, in addition to any other remedies, have the right to terminate this Lease upon twenty-four (24) hours written notice to the Tenant, and to recover from the Tenant the cost of all work done by the Landlord (if any) on behalf of the Tenant.

2.4 Delay

If for reasons beyond the Landlord's control, vacant possession of the Premises cannot be given to the Tenant on the commencement date of the Term of the Lease, the Lease shall remain in effect but the Tenant shall not be required to pay Rent until the date when possession is actually given to the Tenant and any delay in the actual occupation by the Tenant of the Premises shall not extend the Term of the Lease.

3.00 - RENT

3.1 Payments

Rent means the amounts payable by the Tenant to the Landlord pursuant to this Section and includes Additional Rent.

3.2 Rent

The Tenant covenants to pay to the Landlord, during the Term of this Lease, rent commencing on the Commencement Date as follows:

> During the term, **January 1, 2007 to December 31, 2011**, the sum of **Fifty Thousand, Seven Hundred and Twenty One Dollars ($50,721.00)** per annum, payable monthly in advance in equal instalments of **Four Thousand, Two Hundred and Twenty Six Dollars and Seventy Five Cents ($4,226.75)** plus GST, on the **1st** day of each and every month, commencing on the first day of the Term. The Rent is calculated on the basis of **$26.50** per rentable square foot per annum based upon **1,914** square feet of rentable area;

Notwithstanding any other provisions of this Lease to the contrary, the Tenant shall pay to the Landlord, at such times and in such manner as the Landlord may direct, an amount equal to all goods and services taxes, sales taxes, value-added taxes or any other taxes imposed with respect to Rent, Additional Rent or other amounts payable by the Tenant to the Landlord under this Lease howsoever such taxes are characterized. The amount payable by the Tenant hereunder shall not be deemed to be Rent or Additional Rent, but the Landlord shall have all of the same rights and remedies for recovery of same as it has for recovery of Rent and Additional Rent hereunder.

3.3 Additional rent and Post-Dated Cheques

The Tenant further covenants to pay all other sums required by this Lease to be paid by it and agrees that all amounts payable by the Tenant to the Landlord or to any other party pursuant to the provisions of this Lease shall be deemed to be

additional rent (**"Additional Rent"**) whether or not specifically designated as such in this Lease.

The Tenant shall deliver to the Landlord, prior to the Tenant taking possession of the Premises post-dated cheques for the remainder of the current calendar year, each in an amount equal to the monthly Rent, plus the Additional Rental payments required under this Lease. On December 1st of each subsequent year, the Tenant agrees to deliver 12 post-dated cheques to the Landlord for the subsequent year.

The Tenant shall forthwith upon request by the Landlord, execute and deliver to the Landlord a preauthorized payment plan authorization in such form as required by the Landlord from time and any other documents, instruments, authorizations or certificates required to give effect to an automated debiting system whereby the payments required by the Tenant shall be debited monthly or at such other times as determined by the Landlord from the Tenant's bank account and credited to the Landlord's bank account.

3.4 Deposit

The Landlord acknowledges receipt of the sum of **Fourteen Thousand, One Hundred and Seventy One Dollars and Forty Six Cents ($14,171.46)** paid to The Toronto Carpet Factory representing payment on account of rental for the first and last months rent of **Nine Thousand, Four hundred and Forty Seven Dollars and Sixty Four Cents ($9,447.64)**, as well as **Four Thousand, Seven Hundred and Twenty Three Dollars and Eighty Two Cents ($4,723.82)** which latter sum shall be held as a security deposit to ensure faithful performance of the Tenant's covenants and to be used by the Landlord accordingly.

3.5 Additional Payments and Method of Payments

The Tenant shall pay promptly when due the following additional costs and expenses relating to the Premises:

(a) business taxes, if any, and licenses;

(b) hydro consumed in the Project, the cost of which is estimated for 2006 at the rate of **$1.44** per square foot, and includes an allowance of $0.65 per square foot per annum for consumption of electrical energy used by the Tenant within the Premises, which are not separately metered, to be escalated in each year of the Term by the appropriate proportion as defined in **Subsection 3.5 (c) (i)** over the base year of **2005**. If, in the opinion of either the Tenant or the Landlord, the Tenant's use of electricity within the Premises is greater or less than the normal consumption, then at the cost of the instigating party, the Landlord's submetering system shall be installed and the Tenant shall pay the Landlord for consumption of electricity within the Premises according to the metering. The rate at which hydro consumed in the Project is charged, shall be reduced by from **$1.44 to $0.79** per rentable square foot once the electricity consumed in the Premises is metered.

(c) its proportionate share (as reasonably determined by the Landlord) of all escalations of the costs set out in this **Subsection 3.5(c)** incurred by the Landlord for the Project and/or Common Facilities of every nature and kind over the costs for the base year indicated below, including:

(i) the costs shall be all charges and expenses incurred by the Landlord for hydro, landscaping, cleaning, painting, repairs, replacements of a non-capital nature, depreciation of fixtures, equipment and facilities, salaries, fees paid to Landlord's consultants, rental of equipment, recycling, garbage removal, accounting safety systems, business

taxes on the Project (if any), security systems, maintenance to the common parts of the Project and/or Common Facilities and surrounding parking and all other areas, heating, lighting, insurance and Landlord's management or administration fees, and all other costs incurred by the Landlord in connection with the Project;

(ii) the base year shall be **2005**.

(iii) the proportionate share for operating costs as reasonably determined by the Landlord is the same percentage as the Premises are as a percentage of the rentable areas of the Project assuming a maximum occupancy of 100%.

(d) its appropriate share (as reasonably determined by the Landlord) of all escalations of the costs set out in this **Subsection 3.5(d)** incurred by the Landlord for the Project and/or Common Facilities of every nature and kind over the costs for the base year indicated below, including:

(i) the cost incurred by the Landlord for realty taxes;

(ii) the Tenant acknowledges that Business Taxes as previously constituted have ceased to be the direct responsibility of tenants and are being assessed against the property as part of commercial realty tax. The Tenant further acknowledges that the tax system has been altered commencing January 1, 1998 so that the realty taxes previously payable by the Landlord are increased as a result of the above change;

(iii) the base year shall be **2005**.

(iv) the parties acknowledge that separate unit assessments are being eliminated by the Ontario Provincial Government and as a result thereof, properties will be assessed as a whole. In determining the appropriate share of taxes payable by the Tenant, the Landlord shall be entitled to make such allocation or allocations as it deems appropriate based on use and location within the property.

(e) Additional Rent payable under **Subsections 3.5(a)(b)(c) and (d)** shall be payable in monthly instalments in advance on the same dates stipulated for payment of Rent in **Subsection 3.00** and the Landlord shall at least once each year provide the Tenant with a statement providing such information as may be required to calculate accurately the amounts payable by the Tenant as Additional Rent:

(i) prior to the commencement of each calendar year, or such other time as the Landlord determines, the Landlord shall estimate the Additional Rent payable by the Tenant and provide the Tenant with a written statement thereof. The Landlord shall be entitled to re-estimate the Additional Rent from time to time;

(ii) prior to the first of such statements being delivered, the payments of Additional Rent shall be based on the Landlord's estimate of the escalation of costs chargeable to the Tenant; and

(iii) in the event that any such statement indicates that the amounts paid by the Tenant for Additional Rent are either more or less than the amount required pursuant to the statement, then an adjusting statement shall be delivered within ninety (90) days and if the Tenant has overpaid in respect of Additional Rent, the adjustment may be

made by way of reduction of the next ensuing instalments of Rent.

(f) any costs incurred by the Landlord for locks on doors to the Premises requested by the Tenant to be changed by the Landlord (such lock changes to be made by the Landlord only);

(g) any increase in the rate of insurance premiums payable by the Landlord by reason of the business carried on by the Tenant; and

(h) all costs, fees and expenses incurred by the Landlord in enforcing, collecting and procuring any of the obligations of the Tenant under this Lease.

3.6 Address

All payments to be made by the Tenant pursuant to this Lease shall be delivered to the Landlord at the Landlord's address for service set out in **Article 17.00** or to such other place as the Landlord may from time to time direct in writing.

3.7 Proviso to Deposit

In the event a deposit has not been paid by the Tenant together with the Offer to Lease, the Tenant agrees to pay in advance to the Landlord at the commencement of the Term the first and last months' Rent payable under **Subsection 3.2** of this Lease. The amount equal to the last month's Rent shall be held by the Landlord as a security deposit as referred to in **Subsection 3.4**.

3.8 Arrears

All Rent in arrears and all sums paid by the Landlord for expenses incurred which should have been paid by the Tenant shall bear interest from the date payment was due, or made, or expense incurred at a rate per annum equal to the prime commercial lending rate of the Landlord's bank plus four percent (4%).

3.9 No Set Off

The Tenant acknowledges and agrees that the payments of Rent and Additional Rent provided for in this Lease shall be made without any deduction for any reason whatsoever unless expressly allowed by the terms of this Lease or agreed to by the Landlord in writing, and no partial payment by the Tenant which is accepted by the Landlord shall be considered as other than a partial payment on account of Rent owing and shall not prejudice the Landlord's right to recover any Rent owing.

4.00 - ASSIGNMENT

4.1 Consent

The Tenant shall not assign this Lease or sublet the whole or any part of the Premises unless it first obtains the consent of the Landlord in writing, which consent shall not unreasonably be withheld and the Tenant hereby waives its right to the benefit of any present or future Act of the Legislature of Ontario which would allow the Tenant to assign this Lease or sublet the Premises without the Landlord's consent.

4.2 Waiver

The consent of the Landlord to any assignment or subletting shall not operate as a waiver of the necessity for consent to any subsequent assignment or subletting.

4.3 Condition

Any consent granted by the Landlord shall be conditional upon the assignee, sublessee or occupant executing a written agreement directly with the Landlord agreeing to be bound by all the terms of this Lease as if the assignee, sublessee or occupant had originally executed this Lease as Tenant.

4.4 Liability

Any consent given by the Landlord to any assignment or other disposition of the Tenant's interest in this Lease or in the Premises shall not relieve the Tenant from its obligations under this Lease, including the obligation to pay Rent and Additional Rent as provided for herein.

4.5 Corporation

If the party originally entering into this Lease as Tenant, or any party who subsequently becomes the Tenant by way of assignment or sublease or otherwise as provided for in this Lease, is a corporation then:

(a) the Tenant shall not be entitled to deal with its authorized or issued capital or that of an affiliated company in any way that results in a change in the effective voting control of the Tenant unless the Landlord first consents in writing to the proposed change;

(b) if any change is made in the control of the Tenant corporation without the written consent of the Landlord then the Landlord shall be entitled to treat the Tenant as being in default and to exercise the remedies stipulated in **Subsection 12.2** of this Lease and any other remedies available in law;

(c) the Tenant agrees to make available to the Landlord or its authorized representatives the corporate books and records of the Tenant for inspection at reasonable times.

4.6 Additional Consideration

In the event of any subletting by the Tenant by virtue of which the Tenant receives a rental in the form of cash, goods, services or other consideration from the subtenant which is higher than the rental payable hereunder to the Landlord for the Premises sublet, the Tenant shall pay 50% of any such excess to the Landlord in addition to all rentals and other costs payable hereunder for the period of time during which the said subtenant remains in possession of the Premises sublet to it. If the Tenant herein shall receive from any assignee of this Lease, either directly or indirectly, any consideration for the assignment of this Lease, either in form of cash, goods or services, the Tenant shall forthwith pay an amount equivalent to 50% of any such consideration, which shall be deemed to be further additional rental hereunder.

4.7 Damages

In the event the Landlord does not grant consent to a proposed assignment or subletting by the Tenant, the Landlord shall not be liable in damages to the Tenant.

5.00 - USE

5.1 Express Use

During the Term of this Lease the Premises shall not be used for any purposes

other than **general offices** without the express consent of the Landlord given in writing. Notwithstanding any governmental by-law or regulation or any laws permitting same, the Tenant acknowledges that no portion of the Premises may be utilized for residential purposes, and the Tenant covenants and agrees not to use any portion of the Premises for such purpose.

5.2 Prohibited Uses

The Tenant shall not do or permit to be done at the Premises anything which may:

(a) constitute a nuisance;

(b) cause damage to the Premises;

(c) cause injury or annoyance to occupants of neighbouring premises or allow any noise to emanate from the Premises having regard to the nature of the building;

(d) make void or voidable any insurance upon the Premises; or

(e) constitute a breach of any by-law, statute, order or regulation of any municipal, provincial or other competent authority relating to the Premises.

5.3 Garbage

The Landlord shall be entitled to direct the Tenant as to the location and manner of disposing its garbage and the Tenant covenants and agrees to comply with same. The Tenant covenants and agrees not to permit any garbage or refuse to accumulate in or about the Premises.

5.4 Window Coverings

The Tenant acknowledges that the Landlord is entitled to control the aesthetic nature of the Building and in this regard the Landlord shall be entitled to approve in writing any window coverings intended to be used by the Tenant. No window coverings shall be installed until such time as the Landlord has given its approval in writing.

5.5 Increase of Insurance

The Tenant shall not do or permit to be done or omit to do anything upon the Premises or appurtenances thereto which causes or has the effect of causing the rate of insurance upon the Building or any part thereof or the Project to be increased, and if the insurance rate is thereby increased the Tenant shall pay to the Landlord as Additional Rental the amount by which the insurance premium is so increased. It is agreed that if any insurance policy upon the Premises is cancelled by the insurer by reason of the use and occupation of the Premises or any part thereof by the Tenant or by any assignee, subtenant, concessionaire or licensee of the Tenant or by anyone permitted by the Tenant to be upon the Premises, the Landlord may, at its option, terminate this Lease by notice in writing of such termination and thereupon the then current month's Minimum Rental and the next ensuing 3 months' Minimum Rental shall immediately become due and be paid and the Landlord may immediately claim the same together with any arrears then unpaid and any other amounts owing to the Landlord by the Tenant without prejudice to all other rights, remedies and resources of the Landlord, and the Landlord may, without notice or any form of legal process, forthwith re-enter upon and take possession of the Premises and become the owner of and remove the Tenant's effects therefrom, any statute or law to the contrary notwithstanding, or the Landlord may at its option and at the expense of the Tenant enter upon the

Premises and rectify the situation causing such cancellation or rate increase.

5.6 Damage

The Landlord, its agents, servants and employees shall not be liable for damage or injury to any property of the Tenant which is entrusted to the care or control of the Landlord, its agents, servants or employees; nor shall they be liable for any damage suffered to the Premises or the contents thereof by reason of the Landlord, its agents, servants or contractors entering upon the Premises to undertake any examination thereof or any work therein or in the case of any emergency.

5.7 Indemnity

The Tenant shall indemnify and save harmless the Landlord against and from any and all claims, including without limiting the generality of the foregoing, all claims for personal injury or property damage arising from any act or omission of the Tenant or any assignee, subtenant, agent, contractor, servant, employee, invitee or licensee of the Tenant, and against and from all costs, counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon.

5.8 Obstructions

The Tenant shall not keep, display or sell any merchandise, except within the boundaries of the Premises and in accordance with governmental by-laws; nor shall it obstruct or use any part of the Common Area Facilities, except as permitted by the Landlord.

5.9 Storage

The Tenant shall not store or permit to be stored upon or in the Premises anything that is not offered or to be offered for sale in the Premises nor anything of a dangerous, noxious, flammable, radioactive or explosive nature nor anything which would have the effect of increasing the Landlord's insurance costs or of leading to the cancellation of such insurance.

5.10 Traffic Areas

The Landlord reserves the right to require the Tenant to install carpet runners in high traffic areas of the Premises. If the Landlord so requires, the Tenant covenants and agrees at its cost that it will install and utilize such carpet runners in order to protect and extend the life of the flooring and to reduce noise created by said traffic. In addition the Tenant covenants and agrees at its cost to install chair protectors under the chairs utilized in the Premises in order to avoid any damage to the flooring in the Premises and also to reduce noise created by normal use of the chairs.

6.00 - REPAIR AND MAINTENANCE

6.1 Tenant's Repairs

The Tenant covenants that during the Term and any extension, it will keep the Premises including the suite door in reasonable repair and condition (reasonable wear and tear excluded except when caused as a result of the negligence of the Tenant, its employees, customers or invitees) and, in particular, the Tenant shall:

(a) replace any plate glass or any glass that has been broken or removed during the Term;

(b) maintain the floors of the Premises in a broom-clean condition at the end of each working day and place all sweepings in the prescribed containers to be completely removed from the Premises; and

(c) replace any bulbs, fluorescent tubes, starters or ballasts as necessary at the Tenant's cost.

6.2 Examination

The Tenant shall permit the Landlord or a person authorized by the Landlord to enter the Premises to examine the condition thereof and view the state of repair at reasonable times:

(a) and if upon such examination repairs are found to be necessary, written notice of the repairs required shall be given to the Tenant by or on behalf of the Landlord and the Tenant shall make the necessary repairs within the time specified in the notice;

(b) and if the Tenant refuses or neglects to keep the Premises in good repair the Landlord may, but shall not be obliged to, make any necessary repairs, and shall be permitted to enter the Premises, by it or its servants or agents, for the purpose of effecting the repairs without being liable to the Tenant for any loss, damage or inconvenience to the Tenant in connection with the Landlord's entry and repairs, and if the Landlord makes repairs the Tenant shall pay the cost of them immediately as Additional Rent.

6.3 Surrender of Premises

Upon the expiry of the Term or other determination of this Lease the Tenant agrees peaceably to surrender the Premises, including any alterations or additions made thereto, to the Landlord in a state of good repair, reasonable wear and tear and damage by fire, lightning and storm only excepted. Upon request by the Landlord, the Tenant shall remove its trade fixtures and restore the Premises to their former condition prior to possession.

6.4 Notice of Damage

The Tenant shall immediately give written notice to the Landlord of any substantial damage that occurs to the Premises from any cause.

6.5 Protective Systems

The Tenant agrees to pay the costs of any installations, additions or alterations to the Premises that the Landlord may be required to make by any municipal, provincial or other governing authority or requested by any private protective system used by the Tenant for the security and protection of the Tenant and its employees, his or their effects, including but not as to limit the foregoing installations, additions, and alterations for fire and theft protection, and all such installations, additions or alterations shall become forthwith the property of the Landlord.

6.6 Release

The Landlord shall not be liable or responsible in any way for any personal or consequential injury of any nature whatsoever that may be suffered or sustained by the Tenant or any employee, agent or customer of the Tenant or any other person who may be upon the Premises or for any loss of or damage or injury to any property belonging to the Tenant or to its employees or to any other person while such property is on the Premises, and, in particular (but without limiting the

generality of the foregoing), the Landlord shall not be liable for any damage or damages of any nature whatsoever to any such property caused by the failure, by reason of a breakdown or other cause, to supply adequate drainage, snow or ice removal or by reason of the interruption of any public utility or service or in the event of steam, water, rain or snow which may leak into, issue or flow from any part of the Project or from the water, steam, sprinkler or drainage pipes or plumbing works of the same or from any other place or quarter or for any damage caused by anything done or omitted by any Tenant, but the Landlord shall use all reasonable diligence to remedy such condition, failure or interruption of service when not directly or indirectly attributable to the Tenant, after notice of same, when it is within its power and obligation so to do. Nor shall the Tenant be entitled to any abatement of rental in respect of any such condition, failure or interruption of service.

7.00 - LANDLORD'S COVENANTS

7.1 Subject to the Landlord's right to charge back such costs to the Tenant pursuant to this Lease, the Landlord covenants with the Tenant:

(a) to pay all taxes and rates, including water rates for the normal supply of cold water to the Premises assessed against the Premises, except any business taxes and taxes upon personal property or income of the Tenant, license fees or other taxes imposed on the property, business or income of the Tenant;

(b) to heat the Premises between the 15th day of October and the 1st day of May next ensuing in such a manner as to keep the Premises at a reasonable temperature for the use thereof by the Tenant during normal business hours, except during the making of repairs and in case the boilers' engines, pipes or other apparatus or any others used in heating the Premises shall at any time become incapable of heating said Premises as aforesaid be damaged or destroyed; to repair the damaged or replace the boilers' engines, pipes or apparatus or any of them at the option of the Landlord, substitute other heating apparatus or the substitute of other heating apparatus within a reasonable time provided that the Landlord shall not be liable for any loss or damage arising from any default of the Landlord; and

(c) where applicable, to maintain elevators in the Building which are to be run during ordinary business hours of every business day of the year, but not during public holidays or Saturdays or Sundays except at the option of the Landlord and to permit, subject to the Landlord's rules and regulations, the use of the elevators by the Tenant and its employees and invitees subject to the Landlord's rules and regulations from time to time, provided that the Landlord shall not be liable for any loss or damage arising from any default of the Landlord.

8.00 - ALTERATIONS AND ADDITIONS

8.1 Tenant's Alterations

If the Tenant, during the Term of this Lease or any extension of it, desires to make any alterations or additions to the Premises, including but not limited to: erecting partitions, attaching equipment, and installing necessary furnishings or additional equipment of the Tenant's business, the Tenant may do so at its own expense, at any time and from time to time, if the following conditions are met:

(a) before undertaking any alteration or addition the Tenant shall submit to the Landlord a plan showing the proposed alterations or additions and the Tenant shall not proceed to make any alteration or addition unless the Landlord has approved the plan, and the Landlord shall not unreasonably or arbitrarily withhold its approval and items included in the plan which are regarded by the Tenant as **"Trade Fixtures"** shall be designated as such on the plan;

(b) any and all alterations or additions to the Premises made by the Tenant must comply with all applicable building code standards and by-laws of the municipality in which the Premises are located;

(c) all Tenant's work shall be co-ordinated with the Landlord's supervisory staff and be performed by the Tenant and its representatives at times reasonably required by the Landlord;

(d) in performing its Work, the Tenant shall enure that the use and enjoyment by other occupants of the Project is not interfered with and no noise or smells be allowed to emanate from the Premises; and

the Tenant shall not be permitted to paint any natural wood or brick.

8.2 Ceiling and Bricks

The Tenant acknowledges that the Landlord shall not be obligated to grant consent to any painting of the ceiling or the brick work or to any alterations which affect, in the Landlord's opinion, the aesthetic qualities of the Building.

8.3 Tenant's Cost

The Tenant shall be responsible for and pay the cost of any alterations, additions, installations or improvements that any governing authority, municipal, provincial or otherwise, may require to be made in, on or to the Premises.

8.4 Signs

No sign, advertisement or notice shall be inscribed, painted or affixed by the Tenant, or any other person on the Tenant's behalf, on any part of the inside or outside of the building in which the Premises are located unless the sign, advertisement or notice has been approved in every respect by the Landlord and all such signs, advertisements or notices comply with municipal by-laws.

8.5 Fixtures

All alterations and additions to the Premises made by or on behalf of the Tenant, other than the Tenant's Trade Fixtures, shall immediately become the property of the Landlord without compensation to the Tenant.

8.6 Tenant's Encumbrance

The Tenant agrees, at its own expense and by whatever means may be necessary, immediately to obtain the release or discharge of any encumbrance that may be registered against the Landlord's property in connection with any additions or alterations to the Premises made by the Tenant or in connection with any other activity of the Tenant.

8.7 Removal of Trade Fixtures

If the Tenant has complied with its obligations according to the provisions of this

Lease, the Tenant may remove its Trade Fixtures at the end of the Term or other termination of this Lease and the Tenant covenants that it will make good and repair or replace as necessary any damage caused to the Premises by the removal of the Tenant's Trade Fixtures.

8.8 Substitute of Trade Fixtures

Other than as provided in **Subsection 8.7** above, the Tenant shall not, during the Term of this Lease or anytime thereafter remove from the Premises any Trade Fixtures or other goods and chattels of the Tenant except in the following circumstances:

(a) the removal is in the ordinary course of business;

(b) the Trade Fixture has become unnecessary for the Tenant's business or is being replaced by a new or similar Trade Fixture; or

(c) the Landlord has consented in writing to the removal;

but in any case the Tenant shall make good any damage caused to the Premises by the installation or removal of any Trade Fixtures, equipment, partitions, furnishings and any other objects whatsoever brought onto the Premises by the Tenant.

8.9 Removal of Improvements

The Tenant shall, at its own expense, if requested by the Landlord, remove any or all additions or improvements made by the Tenant to the Premises during the Term and shall repair all damage caused by the installation or the removal or both.

8.10 Overloading of Premises

The Tenant shall not bring onto the Premises or any part of the Premises any machinery, equipment or any other thing that might in the opinion of the Landlord, by reason of its weight, size or use, damage the Premises or overload the floors of the Premises and if the Premises are damaged or overloaded the Tenant shall restore the Premises immediately or pay to the Landlord the cost of restoring the Premises.

8.11 Landlord's Alterations

The Landlord hereby reserves the right at any time to make alterations or additions to and to build additional storeys on the Building or on the Project and to build adjoining the same. The Landlord further reserves the right to construct other buildings or improvements on the Project from time to time, to make alterations thereof or additions thereto and to build additional storeys in any such building or buildings and to build adjoining same and to construct underground or elevated parking structures.

8.12 Liens

In the event that any construction lien should be registered against the Landlord's lands and premises or any part thereof as a result of work done and materials supplied to the Premises at the instigation of the Tenant, the Tenant shall obtain and register a discharge thereof within 10 days thereafter, and, failing so to do, the Landlord may pay into Court the amount required to obtain a discharge thereof in the name of the Tenant, and the amount so paid, together with all disbursements and costs of such proceedings on a solicitor-client basis, shall become due and payable by the Tenant to the Landlord and may be collected as Rent in arrears.

9.00 - INSURANCE

9.1 Landlord's Insurance

During the Term of this Lease and any extension thereof the Landlord shall maintain with respect to the Premises, insurance coverage in such amounts and of a nature acceptable to the Landlord and its mortgagees and such insurance may include rental income protection insurance.

9.2 Landlord's Liability

The Tenant covenants to keep the Landlord indemnified against all claims and demands whatsoever by any person, whether in respect of damage to person or property, arising out of or occasioned by the maintenance, use or occupancy, or arising out of any construction performed by the Tenant or the use and enjoyment of the leasehold improvements of the Premises or the subletting or assignment of same or any part thereof. And the Tenant further covenants to indemnify the Landlord with respect to any encumbrance on or damage to the Premises occasioned by or arising from the act, default, or negligence of the Tenant, its officers, agents, servants, employees, contractors, customers, invitees or licensees and the Tenant agrees that the foregoing indemnity shall survive the termination of this Lease notwithstanding any provisions of this Lease to the contrary. The Landlord shall not be liable for any damage or injury to any property of the Tenant howsoever caused and this exemption shall apply to the Landlord's servants, agents, employees and all those for whom the Landlord is in law responsible.

9.3 Business Interruption

The Tenant shall carry insurance in its own name to provide coverage with respect to the risk of business interruption to an extent sufficient to allow the Tenant to meet its ongoing obligations to the Landlord and to protect the Tenant against loss of revenue.

9.4 Fire Insurance

The Tenant shall carry insurance in its own name insuring against the risk of damage to the Tenant's property within the Premises caused by fire or other perils and the policy shall provide for coverage on a replacement cost basis to protect the Tenant's stock-in-trade, equipment, Trade Fixtures, decorations and improvements.

9.5 Public Liability

The Tenant shall carry public liability and property damage insurance of at least Three Million Dollars ($3,000,000.00) in which policy the Landlord shall be a named insured and the policy shall include a cross-liability endorsement and the Tenant shall provide the Landlord with a copy of the policy.

10.00 - ENVIRONMENTAL

10.1 The Tenant covenants not to carry on any business or operation or permit anything to be done which contravenes any of the provisions of the Environmental Protection Act, R.S.O. 1990, as amended, and shall not permit any objectionable noise or odours, waste and damage on the Premises which may be deemed as a nuisance or injurious to the Premises or to the Building or to any surrounding buildings or surrounding environment. The Tenant further covenants and agrees not to bring or allow to be deposited, added, stored, emitted or discharged upon the Premises, or any part thereof, any contaminant (as that term is defined in the

Environmental Protection Act, R.S.O., 1990, as amended), or any hazardous substance including, but not limited to, pollutants, dangerous substances, liquid waste, industrial waste, hauled liquid waste, toxic substances, hazardous waste, hazardous materials, foreign materials or objectionable materials. The Tenant shall keep the Premises and every part thereof, free of any and all contaminants and hazardous or dangerous substances and will at its own cost and expense take all necessary steps to remove such contaminants and substances from the Premises and restore the Premises so as to comply in all material respects with all federal, provincial and local environmental laws and regulations. If the Tenant does not do so when requested forthwith upon demand, the Landlord at its sole option and in its sole discretion, may elect to perform such steps at the cost of the Tenant.

The Tenant acknowledges that the Landlord has made no investigation of the Tenant's proposed use of the Premises and no representation has been made as to the acceptability thereof.

The Landlord and its agents, servants, employees and representatives shall have the right to inspect the Premises at any time or times for the purpose of determining whether the operation of the Tenant complies with the above provisions. The Tenant shall pay as additional rental any costs incurred by the Landlord in making such inspections. Such costs shall be paid forthwith upon demand. In the event that the Landlord determines, in its sole discretion, that the Tenant is in breach of the above covenant, then the Landlord shall provide the Tenant with notice in writing of the breach and the Tenant shall within 5 days after receipt of such notice immediately commence to rectify such breach at the Tenant's expense. In the event that the Tenant does not immediately commence to rectify such breach within 5 days, then the Landlord, at its option and in its sole discretion, may terminate this Lease without any further notice or may rectify such breach at the cost of the Tenant, and the Tenant shall forthwith upon demand reimburse the Landlord for the cost of rectification and such sum shall be considered to be additional rental under this Lease and collectible as additional rental. Provided further that in the event the Tenant takes action to rectify such breach as noted above, the Tenant shall complete such rectification not later than 30 days after receipt of notice given above by the Landlord. In every event, the Tenant shall be fully responsible for all damage which may be caused as a result of the breach of this Section.

11.00 - DAMAGE TO THE PREMISES

11.1 Destruction

Provided and it is hereby expressly agreed that if and whenever during the Term the Premises shall be destroyed or damaged by fire, lightning, tempest, or by any of the perils insured against under the preceding provisions hereof, then and in every such event:

(a) if the damage or destruction is such that the Premises are rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy them and if in either event the damage, in the reasonable opinion of the Landlord, to be given to the Tenant within 30 days of the happening of such damage or destruction, cannot be repaired with reasonable diligence within 120 days from the date the Landlord has given its opinion, then the Landlord may within 5 days next succeeding the giving of the Landlord's opinion as aforesaid terminate this Lease by giving notice to the Tenant in writing of such termination, in which event this Lease and the tenancy shall cease and be at an end as of the date of such destruction or damage and the Rent and all other payments for which the Tenant is liable under the terms of this Lease shall be apportioned and paid in full to the date of such

destruction or damage; in the event that the Landlord does not so terminate this Lease, then the Landlord shall repair the said Building with all reasonable speed and the Rent hereby reserved shall abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling the Tenant to use and occupy the Premises;

(b) if the damage be such that the Premises are wholly unfit for occupancy, or if it is impossible or unsafe to use or occupy them, but if in either event the damage, in the reasonable opinion of the Landlord to be given to the Tenant within 30 days from the happening of such damage, can be repaired with reasonable diligence within 120 days from the date the Landlord has given its opinion, then the Rent hereby reserved shall abate from the date of the happening of such damage until the damage shall be made good to the extent of enabling the Tenant to use and occupy the Premises and the Landlord shall repair the damage with all reasonable speed; and

(c) if, in the reasonable opinion of the Landlord the damage can be made good as aforesaid within 120 days from the date the Landlord has given its opinion, and the damage is such that the Premises are capable of being partially used for the purposes for which they are hereby demised, then until such damage has been repaired the Rent shall abate in the proportion that the part of the Premises which is rendered unfit for occupancy bears to the whole of the Premises, and the Landlord shall repair the damage with all reasonable speed.

11.2 <u>Architect</u>

Any question as to the degree of damage or destruction or the period of time required to repair or rebuild shall be determined by an architect retained by the Landlord.

11.3 <u>Claims by Tenant</u>

Apart from the provisions of **Subsection 11.1** the Tenant shall not be entitled to claim against the Landlord for any damages, general or special, caused by fire, water, sprinkler systems, partial or temporary failure or stoppage of services or utilities which the Landlord is obliged to provide according to this Lease, from any cause whatsoever.

12.00 - ACTS OF DEFAULT AND LANDLORD'S REMEDIES

12.1 <u>Acts of Default</u>

An Act of Default has occurred when any one of the following occurs:

(a) the Tenant has failed to pay Rent for a period of seven (7) consecutive days, regardless of whether demand for payment has been made or not (provided this period shall not be deemed to permit the Tenant to pay on any date other than the due date);

(b) the Tenant has breached its covenants or failed to perform any of its obligations under this Lease; and

  (i) the Landlord has given notice specifying the nature of the default and the steps required to correct it; and

  (ii) the Tenant has failed to correct the default as required by the notice;

(c) the Tenant has;

(i) become bankrupt or insolvent or made an assignment for the benefit of creditors, or the Indemnifier has become bankrupt or insolvent or made an assignment for the benefit of creditors;

(ii) had its property seized or attached in satisfaction of a judgment;

(iii) had a receiver appointed;

(iv) committed any act or neglected to do anything with the result that a Construction Lien or other encumbrance is registered against the Landlord's property;

(v) without the consent of the Landlord, made or entered into an agreement to make a sale of its assets to which the *Bulk Sales* Act applies; or

(vi) taken action if the Tenant is a corporation, with a view to winding up, dissolution or liquidation;

(d) any insurance policy is cancelled or not renewed by reason of the use or occupation of the Premises, or by reason of non-payment of premiums; or

(e) the Premises;

(i) become vacant or remain unoccupied for a period of thirty (30) consecutive days;

(ii) are not open for business on more than thirty (30) business days in any twelve (12) month period or on any twelve (12) consecutive business days; or

(iii) are used by any other person or persons, or for any other purpose than as provided for in this Lease without the written consent of the Landlord.

12.2 Remedies

When an Act of Default on the part of the Tenant has occurred:

(a) the current month's rent together with the next three months' rent shall become due and payable immediately; and

(b) the Landlord shall have the right to terminate this Lease and to re-enter the Premises and deal with them as it may choose.

12.3 Re-Entry

If, because an Act of Default has occurred, the Landlord exercises its right to terminate this Lease and re-enter the Premises prior to the end of the Term, the Tenant shall nevertheless be liable for payment of Rent and all other amounts payable by the Tenant in accordance with the provisions of this Lease until the Landlord has re-let the Premises or otherwise dealt with the Premises in such manner that the cessation of payments by the Tenant will not result in loss to the Landlord and the Tenant agrees to be liable to the Landlord, until the end of the Term of this Lease for payment of any difference between the amount of Rent hereby agreed to be paid for the Term hereby granted and the Rent any new tenant pays to the Landlord.

12.4 Distress

The Tenant covenants that notwithstanding any present or future Act of the Legislature of the Province of Ontario, the personal property of the Tenant during the Term of this Lease shall not be exempt from levy by distress for Rent in arrears and the Tenant acknowledges that it is upon the express understanding that there should be no such exemption that this Lease is entered into, and by executing this Lease:

(a) the Tenant waives the benefit of any such legislative provisions which might otherwise be available to the Tenant in the absence of this agreement; and

(b) the Tenant agrees that the Landlord may plead this covenant as an estoppel against the Tenant if an action is brought to test the Landlord's right to levy distress against the Tenant's property.

12.5 Rectification

If, when an Act of Default has occurred, the Landlord chooses not to terminate the Lease and re-enter the Premises, the Landlord shall have the right to take any and all necessary steps to rectify any or all Acts of Default of the Tenant and to charge the costs of such rectification to the Tenant and to recover the costs as Rent.

12.6 Waiver

If, when an Act of Default has occurred, the Landlord chooses to waive its right to exercise the remedies available to it under this Lease or at law the waiver shall not constitute condonation of the Act of Default, nor shall the waiver be pleaded as an estoppel against the Landlord to prevent its exercising its remedies with respect to a subsequent Act of Default and no covenant, term, or condition of this Lease shall be deemed to have been waived by the Landlord unless the waiver is in writing and signed by the Landlord.

13.00 - TERMINATION UPON NOTICE AND AT END OF TERM

13.1 Remodelling

If the Landlord, after the original Term of this Lease, desires to remodel the Building, or any part thereof, or to take down the Building, the Tenant will, on receiving six (6) months' notice in writing, surrender this Lease and all the remainder of the Term as from the date mentioned in such notice and will, subject nevertheless to the provisions of this Lease, vacate the Premises and yield up to the Landlord the peaceable possession thereof. It is understood that the said six (6) months' notice need not expire at the end of any year or at the end of any month, and in the event of the day fixed for termination of the Lease expiring on some other day than the last day of the month, the rent for such month shall be apportioned for the broken period.

13.2 Sale

In the event of a sale of the Building after the original Term of this Lease or if the Premises or the Building are expropriated or condemned by any department of a federal, provincial or municipal governments, the Landlord shall have the right, notwithstanding anything herein contained, to terminate this Lease upon giving three (3) months' notice in writing to the Tenant of its intention to do so or by paying the Tenant a bonus of three (3) months' rent in which latter event the Tenant undertakes to vacate the Premises at the expiration of thirty (30) days from the delivery of such notice.

13.3 For Rent Signage

The Tenant agrees to permit the Landlord during the last three months of the Term of this Lease to display "For Rent" or "For Sale" signs or both at the Premises and to show the Premises to prospective new tenants or purchasers and to permit anyone having written authority of the Landlord to view the Premises at reasonable hours.

13.4 Overholding

Provided that should the Tenant remain in possession of the Premises after the termination of the original Term without other special agreement, it shall be at a monthly Rent equal to the Rent and Additional Rental payable during the last month of the Term, times one and one-half (1½), payable on the first day of each and every month and subject in other respects to the terms of this Lease, including those provisions requiring the payment of Additional Rental in monthly instalments.

14.00 - ACKNOWLEDGEMENT BY TENANT

14.1 Statements by Tenant

The Tenant agrees that it will at any time or times during the Term, upon being given at least forty-eight (48) hours prior written notice, execute and deliver to the Landlord a statement in writing certifying:

(a) that this Lease is unmodified and is in full force and effect (or if modified stating the modifications and confirming that the Lease is in full force and effect as modified);

(b) the amount of Rent being paid;

(c) the dates to which Rent has been paid;

(d) other charges payable under this Lease which have been paid;

(e) particulars of any prepayment of Rent or security deposits; and

(f) particulars of any subtenancies.

The Tenant agrees upon request by the Landlord to provide its most current financial statement to the Landlord or to the Landlord's mortgagee.

14.2 Condition of Premises

Taking possession of all or any portion of the Premises by the Tenant shall be conclusive evidence as against the Tenant that the Premises or such portion thereof are in satisfactory condition on the date of taking possession.

15.00 - SUBORDINATION AND POSTPONEMENT

15.1 Priority

This Lease and all the rights of the Tenant under this Lease are subject and subordinate to any and all charges against the land, buildings or improvements of which the Premises form part, whether the charge is in the nature of a mortgage,

trust deed, lien or any other form of charge arising from the financing or re-financing, including extensions or renewals, of the Landlord's interest in the property.

15.2 Attornment

Upon the request of the Landlord the Tenant will execute any reasonable form required to subordinate this Lease and the Tenant's rights to any such charge, and will, if required attorn to the holder of the charge.

15.3 Transfer by Landlord

The rights of the Landlord under this Lease may be mortgaged, charged, transferred or assigned to a purchaser or to a mortgagee or trustee for bond holders and the Tenant agrees that in the event of a sale or of default by the Landlord under any mortgage, trust deed or trust indenture and the purchaser, mortgagee or trustee, as the case may be duly entering into possession of the Project or the Premises, to attorn to and become the Tenant of such purchaser, mortgagee or trustee under the terms of this Lease.

16.00 - NON-WAIVER

16.1 No forbearance by the Landlord in enforcing its rights under this Lease shall release, discharge or reduce the obligations of the Tenant or any Indemnifier.

17.00 - NOTICE

17.1 Addresses

Any notice required or permitted to be given by one party to the other pursuant to the terms of this Lease may be given

To the Landlord at:

67 Mowat Avenue
Suite 340
Toronto, Ontario
M6K 3E3

To the Tenant at: the Premises

17.2 Change of Addresses

The above addresses may be changed at any time by giving ten (10) days written notice.

17.3 Deemed Receipt

Any notice given by one party to the other in accordance with the provisions of this Lease shall be deemed conclusively to have been received on the date delivered if the notice is served personally or forty-eight (48) hours after mailing if the notice is mailed.

18.00 - REGISTRATION

18.1 The Tenant shall not at any time register notice of or a copy of this Lease on title to the property of which the Premises form part without consent of the Landlord.

19.00 - IMPOSSIBILITY OF PERFORMANCE

19.1 It is understood and agreed that whenever and to the extent that the Landlord shall be unable to fulfil or shall be delayed or restricted in the fulfilment of any obligation hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service or labour required to enable it to fulfil such obligation, or by reason of any statute, law or order-in-council or any regulation or order passed or made pursuant thereto, or by reason of the order or direction of any administrator, comptroller, board, governmental department or officer or other authority required thereby, or by reason of any other cause beyond its control, whether of the foregoing character or not, the Landlord shall be relieved from the fulfilment of such obligation and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

20.00 - INDEMNITY

20.1 The Indemnifier shall execute the Indemnity Agreement as set out in Schedule "D" attached hereto and forming part of this Lease.

21.00 - INTERPRETATION

21.1 The words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender, and words importing persons shall include firms and corporations and vice versa.

21.2 Unless the context otherwise requires, the word "Landlord" and the word "Tenant" wherever used herein shall be construed to include the executors, administrators, successors and assigns of the Landlord and Tenant, respectively.

21.3 When there are two or more Tenants bound by the same covenants herein contained, their obligations shall be joint and several.

21.4 The parties agree that there are no representations or promises save as contained herein.

21.5 This Lease and everything herein contained shall extend to and bind and enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and/or assigns, subject to the consent of the Landlord being obtained as hereinbefore provided to any assignment, sublease or parting with possession of the Premises by the Tenant.

22.00 - LANDLORD'S RIGHT TO RELOCATE

22.1 The Landlord shall have the right, once at anytime during the term, to relocate the Tenant to other premises (the "New Premises") in the Project on the same terms and conditions as are set out in this Lease provided that:

(a) the Landlord shall first have given not less than 90 days notice to the Tenant;

(b) the Landlord shall endeavor that the New Premises be of comparable size to the Premises **and the Landlord will at the Landlord's cost renovate the New Premises to a similar quality of the Premises**;

(c) the Landlord shall pay all direct moving costs of the Tenant, as well as the costs of ordering new stationery;

(d) if the area of the New Premises is not the same as the area of the Premises, the Rent payable under this Lease shall be adjusted accordingly;

(e) upon such relocation, the Landlord and the Tenant shall execute a supplement to this Lease amending the definition of the "Premises" and making any other necessary changes as aforesaid; and

(f) if the New Premises are unacceptable to the Tenant, the Tenant may upon giving written notice to the Landlord, cancel this Lease. Said cancellation shall take place 30 days after the notice period referred to herein.

The exercise of the Landlord's right to relocate as aforesaid shall not entitle the Tenant to any claims against the Landlord.

23.00 - LANDLORD'S WORK

23.1 All work to be performed to the Premises not listed below shall be the sole responsibility and at the sole cost of the Tenant. All Tenant's Work shall be performed in accordance with the Tenant Improvement Regulation attached to this Lease as Schedule "C". The Landlord agrees, subject to force majeure, to perform the following work to the Premises:

a) **Provide the Premises broom swept to building standard.**

24.00 – FREE RENT

24.01 Provided this Lease has been fully executed by the Tenant and Landlord, and the Tenant is not in default under the Lease, the Tenant shall not be required to pay Rental or Additional Rental from January 1, 2007 until January 15, 2007.

25.00 – EARLY ACCESS

25.01 Provided the Lease has been executed and evidence of insurance has been provided to the Landlord, the Tenant shall be permitted access to the Premises for the purpose of completing its Tenant's work providing it has received permission from the existing tenant, Sewell Evans. During this period, the Tenant shall be bound by the provisions of the Lease.

DATED at Toronto, this 12th day of December, 2006

TENANT:
EUOKO INC.

Per: ______________________________
[Authorized Signing Officer]

Per: ______________________________
[Authorized Signing Officer]

AGREED at Toronto, this 14 day of Dec, 2006

LANDLORD:

THE TORONTO CARPET FACTORY PARTNERSHIP
by its partners:

YORK HERITAGE PROPERTIES IV LTD.	**THE TORONTO CARPET FACTORY INC.**
Per: ______________________ [Authorized Signing Officer]	Per: ______________________ [Authorized Signing Officer]
Per: ______________________ [Authorized Signing Officer]	Per: ______________________ [Authorized Signing Officer]

SCHEDULE "A"

SKETCH OF PREMISES


AVAILABLE
1,786 S.F.
AVAILABLE
1,324 S.F.
OCCUPIED SUITE
MEZZANINE AREA
FLOOR COMMON AREA
0 10 50 FT.

York Heritage Properties

APPROXIMATE NORTH



PROJECT NAME
67 MOWAT AVENUE
TORONTO, ONTARIO

SCALE
AS NOTED

DATE
AUGUST 24, 2006

DRAWING NAME
5th FLOOR
VACANCIES
SOUTH

DRAWING NO. M5

Prepared By Space Database Inc. www.spacedatabase.com

SCHEDULE "B"

SCHEDULE OF RULES AND REGULATIONS FORMING PART OF THIS LEASE

The Tenant shall observe the following Rules and Regulations (as amended, modified or supplemented from time to time by the Landlord as provided in this Lease):

1. The sidewalks, entrances, elevators, stairways and corridors of the building shall not be obstructed or used by the Tenant, its agents, servants, contractors, invitees or employees for any purpose other than access to and from the Premises.

2. The floors, sky-lights and windows that reflect or admit light into passageways or into any place in the building shall not be covered or obstructed by the Tenant, and no awnings shall be put over any window.

3. The Tenant shall, at its expense maintain to a professional standard the entryway to its Premises, including but not limited to a sidelight glass panels and glass panel entry doors.

4. The toilets, sinks, drains, washrooms and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances, such as chemicals, solvents, noxious liquids or pollutants shall be thrown therein, and any damage resulting to them from misuse shall be borne by the Tenant by whom or by whose employees, agents, servants, contractors or invitees the damage was caused.

5. In the event that the Landlord provides and installs a Public Directory Board inside the building, the Tenant's name shall be placed on the said Board at the expense of the Tenant.

6. The Tenant shall not perform any acts or carry on any activity which may damage the Premises or the common areas or be a nuisance to any other tenant and covenants and agrees not to permit any noise or odours of any kind to emanate from the Premises.

7. No animals or birds shall be brought into the building or kept on the Premises.

8. The Tenant shall not mark, drill into, bore or cut or in any way damage or deface the walls, ceilings or floors of the Premises. No wires, pipes or conduits shall be installed in the Premises without prior written approval of the Landlord. No broadloom or carpeting shall be affixed to the Premises by means of a non-soluble adhesive or similar products.

9. No one shall use the Premises for sleeping apartments or residential purposes, for the storage of personal effects or articles other than those required for business purposes, or for any illegal purpose.

10. The Tenant shall not use or permit any noise to emanate from the Premises nor permit the use of any objectionable advertising medium such as, without limitation, loudspeakers, public address systems, sound amplifiers, radio, broadcast or television apparatus within the building which is in any manner audible or visible outside of the Premises.

11. The Tenant must observe strict care not to allow windows to remain open so as to admit rain or snow, or so as to interfere with the heating of the building. The Tenant neglecting this rule will be responsible for any damage caused to the property of the Landlord, by such carelessness. The Tenant, when closing the Premises, shall close all windows and lock all doors.

12. The Tenant shall not without the express written consent of the Landlord, place any additional locks upon any doors of the Premises and shall not permit any duplicate keys to be made therefor; but shall use only additional keys obtained from the Landlord, at the expense of the Tenant, and shall surrender to the Landlord on the termination of the Lease all keys of the Premises.

13. No flammable oils or other flammable, toxic, dangerous or explosive materials shall be kept or permitted to be kept in or on the Premises.

14. No bicycles or other vehicles shall be brought within the Premises or upon the Landlord's property, including any lane or courtyard except in the areas designated by the Landlord from time to time.

15. Nothing shall be placed on the outside of windows or projections of the Premises. No air-conditioning equipment shall be placed at the windows of the Premises without the consent in writing of the Landlord.

16. The moving of all heavy equipment and office equipment or furniture shall occur only between 6:00 p.m. and 8:00 a.m. or any other time consented to by the Landlord and the persons employed to move the same in and out of the building must be acceptable to the Landlord. Safes and other heavy equipment shall be moved through the Premises and common areas only upon steel bearing plates. No deliveries requiring the use of an elevator for freight purposes will be received into the building or carried in the elevators, except during hours approved by the Landlord.

17. The Landlord reserves the right to restrict the use of the building after 6:00 p.m.

18. Canvassing, soliciting and peddling in the building is prohibited.

19. The Tenant shall first obtain in writing the consent of the Landlord to any alteration or modification to the electrical system in the Premises and all such alterations and modifications shall be completed at the Tenant's expense by an electrical contractor acceptable to the Landlord.

20. The Tenant shall first obtain in writing the consent of the Landlord which consent may be arbitrarily and unreasonably withheld to the placement by the Tenant of any garbage containers or receptacles outside the Premises or building.

21. The Tenant shall not install or erect on or about the Premises television antennae, communications towers, satellite dishes or other such apparatus.

22. The Landlord shall have the right to make such other and further reasonable rules and regulations and to alter, amend or cancel all rules and regulations as in its judgement may from time to time be needed for the safety, care and cleanliness of the building and for the preservation of good order therein and the same shall be kept and observed by the Tenant, its employees, agents, servants, contractors or invitees.

23. The Tenant shall not permit anyone including employees or invitees to smoke in the Premises or in the Building and breach of this provision shall constitute a breach of this Lease.

24. The Tenant shall be obligated to comply with all requirements set forth by the Landlord in respect of its environment waste management and recycling program, including without limitation, use of the designated general waste and blue recycling containers provided by the Landlord.

SCHEDULE "C"

TENANT LEASEHOLD IMPROVEMENT RULES

1. No work to commence without a building permit if required by the Landlord in its sole discretion.

2. No structural work to be commenced without the stamp of a professional engineer.

3. All contractors to provide the Landlord with the following documentation prior to commencement of work:

   (a) certificate of registration with Worker's Compensation Board; and
   (b) certificate of liability insurance.
   (c) copy of Health & Safety policy.

4. WHMIS, Construction Safety Act and Ontario Building Code standards to be complied with.

5. Sprinkler system, air-conditioning ducting and equipment, fire alarm system including bells, pull stations and emergency/exit lighting not to be disturbed except by Landlord's representatives.

6. Any connections or alterations to building plumbing, mechanical and electrical systems are not to be disturbed except by Landlord's representatives and in accordance with plans approved by the Landlord prior to being commenced.

7. Trades are not to park vehicles on the property without Landlord's prior approval.

8. Noise:

   Any work which disturbs adjacent tenants to be done outside 9:00 a.m. to 5:00 p.m. Monday to Friday, except with Landlord's consent.

9. Cover underside of floor with poly to protect tenants below (if deemed necessary by the Landlord, acting reasonably).

10. Corridors, Elevators and Lobbies:

    Are to be used only for access. No materials or equipment are to be left or stored. Construction dirt and debris is to stay in the suite until removed from the site by the contractor.

11. Seal off and maintain sealed off return air ducting for duration of job.

12. No hazardous materials are to be left unattended on the property.

13. Exposed Wood:

    Fasten to with a minimum of screws. Do not drill through unless agreed by Landlord. Do not paint. Use a reveal mould where drywall abuts wood.

14. Exposed Brick:

    Fasten to mortar joints only unless agreed to by Landlord. Do not paint. Use a reveal mould where drywall abuts. Do not breach or drill unless agreed by Landlord.

15. Unless otherwise specified, re-paint all paintwork in all areas being renovated.

16. Clean up construction debris daily.

17. Windows to be closed at the end of each work day.

18. The cost of and responsibility for any improvements to the Premises shall remain solely the responsibility of the Tenant notwithstanding any direct discussions which the Landlord may have with the contractor or workmen performing the improvements.

19. All Leasehold improvements installed by or on behalf of the Tenant shall be performed in a good and workmanlike manner and in accordance with all safety and other rules, regulations and laws affecting such work.

20. No pets of any kind shall be permitted in the Premises.

SCHEDULE "D"

INDEMNITY AGREEMENT

THIS AGREEMENT dated the 8th day of **December, 2006**,

BETWEEN:

THE TORONTO CARPET FACTORY PARTNERSHIP

(the "Landlord")

OF THE FIRST PART,

- and -

BRANDON TRUAXE

(the "Indemnifier")

OF THE SECOND PART.

In order to induce the Landlord to enter into the lease (the **"Lease"**) dated the **8th** day of **December, 2006**, and made between the Landlord and **EUOKO INC.** as Tenant, and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the Indemnifier hereby makes the following indemnity and agreement (the **"Indemnity"**) with and in favour of the Landlord:

1. The Indemnifier hereby agrees with the Landlord that during the Lease period, and any extensions or renewals thereof, in the event of default by the Tenant, it will:

    1) make the due and punctual payment of all Rent, monies, charges and other amounts of any kind whatsoever payable under the Lease by the Tenant whether to the Landlord or otherwise and whether the Lease has been disaffirmed or disclaimed;

    2) effect prompt and complete performance of all and singular the terms, covenants and conditions contained in the Lease on the part of the Tenant to be kept, observed and performed; and

    3) indemnify and save harmless the Landlord from any loss, costs or damages arising out of any failure by the Tenant to pay the aforesaid Rent, monies, charges or other amounts due under the Lease or resulting from any failure by the Tenant to observe or perform any of the terms, covenants and conditions contained in the Lease.

2. This Indemnity is absolute and unconditional and the obligations of the Indemnifier shall not be released, discharged, mitigated, impaired or affected by:

    1) any extension of time, indulgences or modifications which the Landlord extends to or makes with the Tenant in respect of the performance of any of the obligations of the Tenant under the lease;

    2) any waiver by or failure of the Landlord to enforce any of the terms, covenants and conditions contained in the Lease;

3) an assignment of the Lease by the Tenant or by any trustee, receiver or liquidator;

4) any consent which the Landlord gives to any such assignment or subletting;

5) any amendment to the Lease or any waiver by the Tenant of any of its rights under the Lease; or

6) the expiration of the Term.

3. The Indemnifier hereby expressly waives notice of the acceptance of this Agreement and all notice of non-performance, non-payment or non-observance on the part of the Tenant of the terms, covenants and conditions contained in the Lease. Without limiting the generality of the foregoing, any notice which the Landlord desires to give to the Indemnifier shall be sufficiently given if delivered in person to the Indemnifier or if mailed by prepaid registered or certified post addressed to the Indemnifier at the Premises, and every such notice is deemed to have been given upon the day it vas so delivered in person. or if mailed, seventy-two (72) hours after it was mailed. The Indemnifier may designate by notice in writing a substitute address for that set forth above and thereafter notices shall be directed to such substitute address. If two or more persons are named as Indemnifier, any notice given hereunder or under the Lease shall be sufficiently given if delivered or mailed in the foregoing manner to any one of such persons.

4. In the event of a default under the Lease or under this Agreement, the Indemnifier waives any right to require the Landlord to:

1) proceed against the Tenant or pursue any rights or remedies against the Tenant with respect to the Lease;

2) proceed against or exhaust any security of the Tenant held by the Landlord; or

3) pursue any other remedy whatsoever in the Landlord's power..

The Landlord has the right to enforce this Indemnity regardless of the acceptance of additional security from the Tenant and regardless of any release or discharge of the Tenant by the Landlord or by others or by operation of any law.

5. Without limiting the generality of the foregoing, the liability of the Indemnifier under this Indemnity is not and is not deemed to have been waived, released, discharged, impaired or affected by reason of the release or discharge of the Tenant in any receivership, bankruptcy, winding-up or other creditors' proceedings or the rejection, disaffirmance or disclaimed of the Lease in any proceeding and shall continue with respect to the periods prior thereto and thereafter, for and with respect to the Term as if the Lease had not been disaffirmed or disclaimed, and in furtherance hereof, the Indemnifier agrees, upon any such disaffirmance or disclaimer, that the Indemnifier shall, at the option of the Landlord, become the Tenant of the Landlord upon the same terms and conditions as are contained in the Lease, applied **mutatis mutandis.** The liability of the Indemnifier shall not be affected by any repossession of the Premises by the Landlord, provided, however, that the net payments received by the Landlord after deducting all costs and expenses of repossessing and reletting the Premises shall be credited from time to time by the Landlord against the indebtedness of the Indemnifier hereunder and the Indemnifier shall pay any balance owing to the Landlord from time to time immediately upon demand.

6. No action or proceedings brought or instituted under this Indemnity and no recovery in pursuance thereof shall be a bar or defence to any further action or proceeding which may be brought under this Indemnity by reason of any further default hereunder or in the performance and observance of the terms, covenants and conditions contained in the Lease.

7. No modification of this Indemnity shall be effective unless the same is in writing and is executed by both the Indemnifier and the Landlord.

8. The Indemnifier shall, without limiting the generality of the foregoing, be bound by this Indemnity in the same manner as though the Indemnifier was the Tenant named in the Lease.

9. If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) execute this Indemnity as Indemnifier, the liability of each such individual, corporation, partnership or other business association, hereunder is joint and several. In like manner, if the Indemnifier named in this Indemnity is a partnership or other business association, the members of which are by virtue of statutory or general law, subject to personal liability, the liability of each such member is joint and several.

10. All of the terms, covenants and conditions of this Indemnity extend to and are binding upon the Indemnifier, its heirs, executors, administrators, successors and assigns, as the case may be, and enure to the benefit of and may be enforced by the Landlord, its successors and assigns, as the case may be, and any mortgagee, chargee, trustee under a deed of trust or other encumbrancer of all or any part of the Building referred to in the Lease.

11. The expressions "Landlord", "Tenant", "Rent", "Term" and, "Premises" and other terms or expressions where used in this Indemnity, respectively, have the same meaning as in the Lease.

12. This Agreement shall be construed in accordance with the laws of the Province of Ontario.

13. Wherever in this Indemnity reference is made to either the Landlord or the Tenant; the reference is deemed to apply also to the respective heirs, executors, administrators, successors and assigns and permitted assigns, respectively, of the Landlord and the Tenant, as the case may be, named in the Lease. Any assignment by the Landlord of any of its interests in the Lease operates automatically as an assignment to such assignee of the benefit of this Indemnity.

IN WITNESS WHEREOF the Landlord and the Indemnifier have signed and sealed this Indemnity.

LANDLORD:

THE TORONTO CARPET FACTORY PARTNERSHIP
by its partners:

YORK HERITAGE PROPERTIES IV LTD.	**THE TORONTO CARPET FACTORY INC.**
Per: ______________________ [Authorized Signing Officer]	Per: ______________________ [Authorized Signing Officer]
Per: ______________________ [Authorized Signing Officer]	Per: ______________________ [Authorized Signing Officer]

SIGNED, SEALED AND DELIVERED in the presence of	**INDEMNIFIER:**
	Per: ______________________ **BRANDON TRUAXE**